Aggregate Amount of Huawei Obligations Outstanding (Detail) - NEW ZEALAND - 2degrees - Huawei $ in Thousands	Dec. 31, 2017 USD ($)
Long-term Purchase Commitment [Line Items]
2018	$ 10,802
2019	10,802
2020	5,754
Total	$ 27,358